Exhibit 99.1
Cincinnati Bell 2007 Investor Day Cincinnati, OH June 21, 2007

Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Agenda Jack Cassidy - CEO Overview and Strategy Rod Dir - COO Competitive Environment Customer Segmentation New Products New Networks John Burns - GM/VP CBTS Ron Sweeney - GM-Expansion Markets Question and Answer Closing Remarks

Jack Cassidy - CEO

CBB Overview



CLEC
Dayton
Middletown
Lebanon
Hamilton
Mason
DIANA
OHIO
Cincinnati
Florence
ILEC
wireless
KENTUCKY

- $1.3B diversified telco
- Main segments incl. local, wireless, technology solutions
  - ~875k access lines
  - ~550k wireless subs
  - ~90k sq ft raised floor
- Local ILEC and CLEC within licensed wireless area

Cincinnati Bell 5

$1B Telecommunications Company with a history of innovation 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

1Q 2007 Accomplishments Year over year growth in revenue, EBITDA and net income 20%+ revenue & EBITDA growth in Technology Solutions Nearly 10% increase in business enterprise revenue, now equals 54% of total Increase in wireless service revenue, margins, and subscriber base Solid Strategy Solid Execution Solid Investment

Positioning for Success Technology Solutions Accelerate growth to meet customer demand Build additional data centers Expand managed services to current data center customers

Positioning for Success Wireless Maintain "Best Network" status Drive benefit of wireless/wireline interoperability with Unlimited Everyday Calling Expand Wireless Margins Construct 3G network/reducing future capital

Positioning for Success Local/Internet Go after under- served markets; slow access line decline Continue to grow DSL and data revenues Offer new integrated products

CBB Strategy Remains Consistent Grow Data center and enterprise revenues Wireless and wireline interoperability De-lever Generate free cash flow Drives shareholder value Defend Manage consumer wireline loss Cash flow repays debt Aided by $1.6B federal NOL carryforward Modest EBITDA growth Wireless & Technology Solutions offsetting local decline Minimize local decline Bundle to drive data and control ILEC line loss CLEC growth and productivity improvements

Executing the Strategy Favorable access line loss. Access line churn is low and declining. Net Debt crosses under $2B mark in 1st Quarter 2007. Continue to reduce debt with Free Cash Flow. 81% of total revenue is derived from sources other than traditional consumer wireline voice. Grow (Diversify) De-lever Defend

Rod Dir - COO

Products Competitive Advantage Competitive Environment .... how we position our products and services

Competitive Environment .... second quarter trends Access line loss is persisting at historical levels Consumer wireless substitution & cable VOIP Postpaid gross adds somewhat softening DSL and Prepaid - 2Q is seasonally slower Churn remains low for all services Wireless up seasonally v 1Q

Consumer Segmentation ....each have specific needs and expectations Cash and Careers Cost Conscious Empty Nesters Family Focused Young and Social Other Source: Company Data % of Total Revenue Cash & Careers Cost Conscious Empty Nesters Family Focused Other Young & Social % of Total 0.25 0.1 0.17 0.39 0.06 0.03

Business Segmentation ....product and sales channel focus Small & Medium Business Enterprise Government & Education Health Care Source: Company Data % of Total Revenue National Gov/Edu Healthcare SMB % of Total 0.438 0.093 0.061 0.408

How Do We Compete? Convenience = one vendor/one call/one bill Bundle = Price/Value Relationship Customer Service = Customers first Quality = Reliability Product Functionality = Interoperability

Market Differentiation Integrated Product & Service Offerings Bundled products work better together Unlimited Everyday Calling, CB HomeRun, HomePak, etc. Streamlined Service Delivery Consolidated call center functions Shared work force supporting all product installations and service Efficient Sales Distribution Model Retail, indirect sales, call center, web, door-to-door and field service reps Leverage Strong Customer Relationships Local market knowledge Convenience, trust and reliability

New Product Initiatives Consumer CB HomeRun DirecTV partnership Integrated voicemail box - wireless and wireline Broadband upgrade to 5 meg speed Business SpinVox - voice to text On-line multimedia storage and backup SMB product bundle

Introducing CB HomeRun Value proposition: 5 bars of service Unlimited calling in the home or office for $10/mo Handset operates in dual mode: VOIP via wi-fi connection Macro cellular network June 17 commercial launch

"Cable Bills Bite" - Total Home Bundle DTV + Zoomtown + Unlimited Voice HD, NFL SUNDAY TICKET(tm) 20% discount to CB consumers Lebanon Cable Operation Core video and entertainment assets Target profitable growth opportunities NCTC membership Favorable video legislation expected in Ohio DirecTV / Lebanon Cable

Converts voicemail messages to text Sends converted SMS messages to a wireless device First wireless carrier in the US to launch a voice-to-screen service SpinVox

Network Technology Evolution .... deploying new assets within guidance Wireless 3G/AWS Spectrum Capex = $30M (~50% in 2007) in Cincinnati and Dayton Capital and technology migration efficiencies Allows for new features and functionality ADSL2+ Growth Plan More efficient network & deliver increased speeds Video ready Deploying DSLAMs to meet incremental DSL subscriber demand Strategic Network Build Customer demand driven deployment of data and fiber

Technology Solutions John Burns - VP, GM CBTS

Technology Solutions . . . historically a Value Added Reseller (VAR) with strong manufacturer partnerships CBTS Revenue Categorization Professional Services Value Added Reseller Advanced Services Limited cabinet colocation and network monitoring. Isolated outsourced program arrangements with large customers. Fragmented Product Offerings Value added reseller for 2-3 large technology vendors. Implementation and maintenance services of that equipment are also included. Category Definition

Technology Solutions .... now provides outsourced IT and telecommunication infrastructure & services CBTS Revenue Categorization Professional Services Telecom & IT Equipment Distribution Data Center & Managed Services Complete management of a customer's data needs including network management, hosting, disaster recovery, storage, security and redundancy. Continue building relationships with customers through IT outsourcing and consulting on an "ad hoc" or longer term basis. Total IT Sourcing for Fortune 500 Customers Migration to Full Managed Sourcing Value added reseller of over 10 branded technology vendors. Implementation and maintenance services of that equipment are also included. Category Definition

Technology Solutions ....solid growth in key lines 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Telecom and IT equipment distribution 32.4 27.4 90 20.4 Data center and managed services 14.4 38.6 34.6 31.6 Professional services 1.7 46.9 45 43.9 $48M 1Q07 Revenue 67% 30% +$4M +$6M +$10M y/y growth 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Telecom and IT equipment distribution 6685 27.4 90 20.4 Data center and managed services 3725 38.6 34.6 31.6 Professional services 104 46.9 45 43.9 $10.5M 1Q 07 Gross Profit 35% 64% +$2.2M y/y growth +$1.3M +$0.9M

Technology Solutions .... telecom and IT equipment distribution Resell multiple equipment lines; provide installation and maintenance One of few national distributors that are both Avaya Platinum and Cisco Gold level partners Gross profit margins in the low 20% range Platinum Partner Gold Partner

Technology Solutions .... professional services One stop shop for all technology outsourcing expertise, general IT outsourcing NOT management of customer's data Recurring Services: hourly billed IT and Telecom staff augmentation, contracted fully outsourced programs Gross profit margins approximate 10%

Technology Solutions .... data center & managed services End to end infrastructure outsourced services: Colocation, Managed Hosting, Security, Disaster Recovery/Business Continuance, Server Consolidation/Virtualization, Managed VoIP, Storage Cornerstone of business bundle Individual product and service gross profit margins range from 10% to 50%+

Data Center Build Out Update Estimated Capacity Growth (sq ft) 1Q07 2Q07 3Q07 4Q07 1Q08 Existing 91 91 91 122 164 New Capacity 31 42 19 (in thousands) 95% 1Q07 utilized capacity Additional capacity available in 3Q07 8-12 months to build $12M 1Q07 capex Contract negotiations underway for ~70k sq ft Continue investment if can generate 20%+ returns by qtr end

Technology Solutions .. . . investing for future expansion Expanding into our customers' territories CBTS is non-geographically constrained Track record of growing with our customers Expanding product portfolios Security, next generation storage and disaster recovery Strategically expanding the Data Center portfolio Goal is to grow EBITDA 20% per year

Out of Territory Expansion Ron Sweeney - GM Expansion Markets

Edge Out Strategy Expansion has been into northeastern suburbs and Dayton Increases Local footprint by 30% or 750 sq. miles Following the population shift into growth counties Roughly 30% of businesses in Cincinnati have operations in Greater Dayton

Expansion Market Service Revenue In Millions 1Q06 2Q06 3Q06 4Q06 1Q07 Local 5.7 6 6.5 6.9 7.4 Long Distance 2.1 2.1 2.1 2.1 2.4 Wireless 8.2 9.2 9.2 9.6 9.8 Prof and Managed Services 2.9 2.9 3 2.8 2.9 $19.0 $20.3 $20.8 $21.5 $22.5

Our Right to Win Expanded Calling Area Markets growing together Fragmented market with 3 different ILECs No Hidden Fees Bundling Capabilities Wireless is a key differentiator Great Customer Service due to points of distribution Customers want choices

Lebanon Cable Operations Purchased $6M municipal system in 19k pop city 3,800 cable subscribers 2,700 high speed internet subscribers 4,900 access lines 40% of consumer base has triple play and 70% has 2 products or more Why we bought these assets Protect legacy voice business Expand beyond city limits into fast growing county Become more knowledgeable about entertainment

Opportunity Exists Have 10% share of homes passed in a $600M+ market Goal is to grow service revenue by 15%+ and EBITDA by 20% annually Expand wireline services into new central offices where we have wireless coverage Selective video rollout New developments MDUs

Questions and Answers

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Detailed reconciliations of free cash flow, net debt and adjusted EBITDA to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com. Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as SFAS 95 cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt and for the proceeds from the sale or the use of funds from the purchase of business operations. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents. Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with Adjusted EBITDA as defined by other companies. Gross Profit is defined as revenues less cost of services and products. Non- GAAP Financial Measures